SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 4, 1997
(Date of earliest event reported)

Commission File No. 333-21263





                      Norwest Asset Securities Corporation
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        Delaware                                        52-1972128
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  (State of Incorporation)                  (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                            21703
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Address of principal executive offices                       (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------
(99)                                    Collateral  Term  Sheets  prepared  by
                                        Norwest  Asset  Securities Corporation
                                        in  connection   with  Norwest   Asset
                                        Securities Corporation, Mortgage Pass-
                                        Through Certificates, Series 1997-19

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


November 4, 1997

                                            By:     /s/ B. David Bialzak
                                                    --------------------
                                                    B. David Bialzak
                                                    Vice President

                                INDEX TO EXHIBITS


                                                            Paper (P) or
Exhibit No.                   Description                   Electronic (E)
-----------                   -----------                   --------------

   (99)                       Collateral Term Sheets        P
                              prepared by Norwest
                              Asset Securities
                              Corporation in connection
                              with Norwest Asset Securities
                              Corporation, Mortgage Pass-
                              Through Certificates,
                              Series 1997-19